Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

(ClearBridge Energy MLP Fund Inc.)

The undersigned each acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.  This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

Dated: January 29, 2015

ATHENE ANNUITY AND LIFE COMPANY

By:	/s/ John Golden
Name: John Golden
Title: Executive Vice President, Legal

ATHENE ANNUITY & LIFE ASSURANCE COMPANY

By:	/s/ John Golden
Name: John Golden
Title: Executive Vice President, Legal

ATHENE USA CORPORATION

By:	/s/ John Golden
Name: John Golden
Title: Executive Vice President, Legal

ATHENE HOLDING LTD.

By:	/s/ Tab Shanafelt
Name: Tab Shanafelt
Title: Chief Legal Officer and Secretary

ATHENE ASSET MANAGEMENT, L.P.

By:	AAM GP Ltd.
its general partner

	By:	/s/ Angelo Lombardo
Name: Angelo Lombardo
Title: Senior Vice President, Counsel and Secretary

AAM GP LTD.

By:	/s/ Angelo Lombardo
Name: Angelo Lombardo
Title: Senior Vice President, Counsel and Secretary

APOLLO LIFE ASSET LTD.

By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

	By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Cindy Michel
Name: Cindy Michel
Title: Vice President